SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2006

Secured Diversified Investment, Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-30653	80-0068489
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 East Lincoln Drive, Paradise Valley, Arizona	85253
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 851-1069

___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 8, 2006, Mr. Patrick McNevin resigned as a member of our board of directors. There was no known disagreement with Mr. McNevin on any matter relating to our operations, policies or practices.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 2, 2006, and effective on that date, we amended one section of our bylaws as follows:

We amended Article II, Section 2.7 (Quorum of Shareholders) to state that at any meeting of the shareholders 34% in interest of all the shares issued and outstanding represented by shareholders of record in person or by proxy shall constitute a quorum.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number  Description

3.1    Second Amended Bylaws of Secured Diversified Investment, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Secure Diversified Investment, Ltd.

/s/ Jan Wallace
Jan Wallace, Chief Executive Officer

Date: June 8, 2006